Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, dated February 13, 1996, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 333-1667.

                                          ARTHUR ANDERSEN LLP

New York, N.Y.
March 28, 1996